SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement     |_|  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Under Rule 14a-12

                        CollaGenex Pharmaceuticals, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    |X| No fee required.
    |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee
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    |_| Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

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

                        COLLAGENEX PHARMACEUTICALS, INC.
                               41 University Drive
                                Newtown, PA 18940



                                               April 23, 2003

To Our Stockholders:

     You are cordially invited to attend the 2003 Annual Meeting of Stockholders of CollaGenex Pharmaceuticals, Inc. at 8:30 A.M., local time, on Tuesday, May 20, 2003, at the Philadelphia Airport Marriott Hotel, One Arrivals Road, Philadelphia, Pennsylvania.

     The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

     It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

     Thank you for your continued support.


                                          Sincerely,


                                          /s/ Brian M. Gallagher

                                          Brian M. Gallagher, Ph.D.
                                          Chairman, President and
                                          Chief Executive Officer

                        COLLAGENEX PHARMACEUTICALS, INC.
                               41 University Drive
                                Newtown, PA 18940


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 20, 2003


     The Annual Meeting of Stockholders of COLLAGENEX PHARMACEUTICALS, INC., a Delaware corporation, will be held at the Philadelphia Airport Marriott Hotel, One Arrivals Road, Philadelphia, Pennsylvania, on Tuesday, May 20, 2003, at 8:30 A.M., local time, for the following purposes:

(1) To elect seven directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2) To amend our 1996 Stock Option Plan to increase the maximum aggregate number of shares of common stock available for issuance thereunder from 2,500,000 to 3,000,000 shares and to reserve an additional 500,000 shares of our common stock for issuance in connection with such increase for awards to be granted under the 1996 Stock Option Plan;

(3) To ratify the appointment of KPMG LLP as our independent auditors for the year ending December 31, 2003; and

(4) To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     Holders of our common stock and Series D preferred stock of record at the close of business on April 14, 2003 are entitled to notice of and to vote at the Annual Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at our principal executive offices at 41 University Drive, Newtown, Pennsylvania 18940, during ordinary business hours, for a period of 10 days prior to the Annual Meeting as well as on the day of the Annual Meeting. The Annual Meeting may be adjourned from time to time without notice other than by announcement at the Annual Meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE US THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.


                                           By Order of the Board of Directors

                                           /s/ Nancy C. Broadbent

                                           Nancy C. Broadbent
                                           Secretary


Newtown, Pennsylvania
April 23, 2003

             Our 2002 Annual Report accompanies the Proxy Statement.

                        COLLAGENEX PHARMACEUTICALS, INC.
                               41 University Drive
                                Newtown, PA 18940


                     --------------------------------------

                                 PROXY STATEMENT

                     --------------------------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CollaGenex Pharmaceuticals, Inc. (also referred to in this Proxy Statement as the "Company," "CollaGenex," "we" or "us") of proxies to be voted at our Annual Meeting of Stockholders to be held on Tuesday, May 20, 2003 at the Philadelphia Airport Marriott Hotel, One Arrivals Road,
Philadelphia, PA at 8:30 a.m., local time, and at any adjournment or adjournments thereof. Holders of record of our common stock, $.01 par value per share, and Series D cumulative convertible preferred stock, $.01 par value per share, as of the close of business on April 14, 2003, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof. As of that date, there were 11,408,704 shares of our common stock issued and outstanding and entitled to vote and 200,000 shares of our Series D preferred stock issued and outstanding and entitled to vote. Such shares of Series D preferred stock were, as of such date, convertible into 2,021,572 shares of common stock. Except for the proposal to elect the Series D Director (as hereinafter defined), as set forth below, each share of common stock is entitled to one vote on any matter presented at the Annual Meeting. The aggregate number of common stock votes entitled to be cast at the Annual Meeting is 13,430,276, including the 2,021,572 shares underlying the Series D preferred stock to be voted on an as converted to common stock basis. The holders of all classes of stock will vote as a single class for all proposals generally, except that only the holders of Series D preferred stock will vote as a separate class for the proposal to elect the Series D Director.

     If proxies in the accompanying form are properly executed and returned, the shares of common stock and Series D preferred stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of common stock and Series D preferred stock represented by the proxies will be voted (i) FOR, as applicable, the election of the seven nominees named below as directors, (ii) FOR a proposal to amend our 1996 Stock Option Plan to increase the maximum aggregate number of shares of common stock available for issuance thereunder from 2,500,000 to 3,000,000 shares and to reserve an additional 500,000 shares of our common stock for issuance in connection with such increase for awards to be granted under the 1996 Stock Option Plan, (iii) FOR the ratification of the appointment of KPMG LLP as our independent auditors for the year ending December 31, 2003, and (iv) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Annual Meeting or any adjournment or adjournments thereof. Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Annual Meeting. The mere presence at the Annual Meeting of the person appointing a proxy does not, however, revoke the appointment.

     The presence, in person or by proxy, of holders of shares of our common stock, including the shares of common stock underlying the Series D preferred stock to be voted on an as converted to common stock basis, in the aggregate having a majority of the votes entitled to be cast by such holders at the Annual Meeting, shall constitute a quorum with respect to all matters except for the election of directors. The presence, in person or by proxy, of holders of shares of each of our common stock and our Series D preferred stock having a majority of the votes entitled to be cast by each respective class of stock at the Annual Meeting shall constitute a quorum with respect to the election of directors to be elected by each respective class. The affirmative vote by the holders of a plurality of the shares of common stock represented at the Annual Meeting, but not including the shares of common stock underlying the Series D preferred stock to be voted on an as converted to common stock basis, is required for the election of directors other than the Series D Director, provided a quorum of such stockholders is present in person or by proxy. The affirmative vote by the holders of a majority of the shares of Series D preferred stock represented at the Annual Meeting is required for the election of the Series D Director, provided a quorum is present. All actions proposed herein other than the election of directors may be taken upon the affirmative vote of stockholders possessing a majority of the requisite voting power represented at the Annual Meeting, provided a quorum is present in person or by proxy.

     Abstentions are included in the shares present at the Annual Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Annual Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Annual Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

     This Proxy Statement, together with the related proxy cards, is being mailed to our stockholders on or about April 23, 2003. The Annual Report to Stockholders of the Company for the year ended December 31, 2002, including financial statements, is being mailed together with this Proxy Statement to all stockholders of record as of April 14, 2003. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of April 14, 2003.

                              ELECTION OF DIRECTORS

     At the Annual Meeting, seven directors are to be elected (which number shall constitute our entire Board of Directors) to hold office until the 2004 Annual Meeting of Stockholders and until their successors shall have been elected and qualified. The holders of common stock, voting as a class, will elect six directors. The holders of Series D preferred stock, voting as a class, will elect one director (referred to in this proxy statement as the "Series D Director").

     It is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby, unless otherwise specified in the proxy, for the election as directors of the persons whose names and biographies appear below. All such persons are, at present, members of our Board of Directors. In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by our Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

     We are currently in the process of recruiting a new President and Chief Executive Officer. Brian Gallagher, our current President and Chief Executive Officer, has agreed to serve in such capacity pending the appointment of a successor and to assist in an orderly transition process. In connection with such transition, Dr. Gallagher has agreed to resign his position as a director of the Company if requested by the Board of Directors. It is expected that Dr. Gallagher's successor would also serve as a director of the Company whether or not Dr. Gallagher continues to serve as a director.

     The current members of our Board of Directors, who are also nominees for election to our Board of Directors, are as follows:

Common Stock Directors:
----------------------


                                                         Served as a         Position(s) with
Name                                        Age         Director Since       the Company
----                                        ---         --------------       -----------------

Brian M. Gallagher, Ph.D.............       55               1994            President, Chief Executive Officer
                                                                             and Chairman of the Board

Peter R. Barnett, D.M.D..............       51               1997            Director

Robert C. Black......................       60               1999            Director

James E. Daverman....................       53               1995            Director

Robert J. Easton.....................       58               1993            Director

W. James O'Shea......................       53               2000            Director

Series D Preferred Stock Director:
----------------------------------
                                                         Served as a         Position(s) with
Name                                        Age         Director Since       the Company
----                                        ---         --------------       ----------------
Stephen A. Kaplan....................       44               1999            Director

     The principal occupations and business experience, for at least the past five years, of each nominee are as follows:

     Dr. Gallagher joined CollaGenex in April 1994 as President and Chief Executive Officer, and has been a member of our Board of Directors since 1994. On March 10, 2000, Dr. Gallagher was appointed Chairman of the Board of Directors. From 1988 until April 1994, Dr. Gallagher was employed by Bristol-Myers Squibb Company and its predecessor, Squibb Corporation, in various executive positions including strategic planning, worldwide product and business development and marketing. From 1991 until April 1994, Dr. Gallagher was Vice President and General Manager of Squibb Diagnostics in the in vivo imaging pharmaceutical division. Prior to 1991, Dr. Gallagher served for ten years with E.I. DuPont de Nemours & Co. in a variety of pharmaceutical research, development, marketing and business management positions.

     Dr. Barnett has been a member of our Board of Directors since February 1997. Dr. Barnett has served as President and Chief Executive Officer of Group Dental Service, Inc., a dental insurance company, since November 2002. From September 2001 to November 2002, he served as an independent healthcare consultant. Dr. Barnett was formerly the President, Chief Executive Officer and a member of the Board of Directors of HealthASPex, Inc., a claims technology firm, from June 2000 to September 2001. He was also President and Chief Operating Officer of United Dental Care, Inc., a managed dental benefits firm, where he served in such capacity from January 1995 until May 2000. From August 1994 to January 1995, Dr. Barnett was Executive Director of Prudential DMO, and from March 1993 to August 1994, he served as an independent consultant in the managed care field. From January 1985 to March 1993, Dr. Barnett was a Senior Vice President with Pearle Vision, Inc.

     Mr. Black has been a member of our Board of Directors since September 1999. He was President of the Zeneca Pharmaceuticals Division of AstraZeneca, Inc., a pharmaceutical company, until his retirement in June 1999. He joined AstraZeneca, Inc. in 1965 as a pharmaceutical sales representative and held numerous positions of increasing responsibility in sales and marketing prior to becoming President of the Zeneca Pharmaceuticals Division in 1991.

     Mr. Daverman has been a member of our Board of Directors since November 1995. He is a managing general partner of Marquette Partners, a venture capital investment company, which he founded in 1987. Mr. Daverman is President of Marquette Management Partners, LLC, the general partner of Marquette Venture Partners, L.P. and a general partner of MG II, L.P., the general partner of Marquette Venture Partners II, L.P. and MVP II Affiliates Fund, L.P. Mr. Daverman serves as a director and compensation committee member of numerous privately held companies.

     Mr. Easton has been a member of our Board of Directors since November 1993. He currently serves as Chairman of Easton Associates, a healthcare consulting firm, and has held this position since May 2000. He was formerly Managing Director of IBM Healthcare Consulting, Inc., a major health care consulting firm, where he served in such capacity from 1981 to May 2000. Mr. Easton is a former President of the Biomedical Marketing Association. Mr. Easton is a member of the Boards of Directors of eXegenics, Inc. (formerly Cytoclonal Pharmaceuticals, Inc.), Cepheid, Inc., and several privately held companies.

     Mr. O'Shea has been a member of our Board of Directors since September 2000. He currently serves as President and Chief Operating Officer of Sepracor, Inc., a position he has held since October 1999. Formerly, he was Senior Vice President of AstraZeneca, Inc., a pharmaceutical company, from 1975 to October 1999.

     Mr. Kaplan has been a member of our Board of Directors since September 1999. He is a principal and portfolio manager of Oaktree Capital Management, LLC, which is the general partner of OCM Principal Opportunities Fund, L.P., a venture capital fund. He has held such positions since June 1995 and November 1993, respectively. From November 1993 to May 1995 he was Managing Director of Trust Company of The West. Mr. Kaplan serves as a director of Regal Entertainment Group and General Maritime Corporation, as well as numerous privately held companies.

     Pursuant to the terms of the Certificate of Designation, Preferences and Rights of Series D Cumulative Convertible Preferred Stock, as amended, the holders of the Series D preferred stock, acting as a single class, have the right to designate and elect one member of our Board of Directors. The holders of the Series D preferred stock have exercised such right by designating Mr. Kaplan to serve as a member of our Board of Directors.

     Except as set forth above with respect to Dr. Gallagher, all directors will hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. None of our directors are related to any other director or to any of our executive officers.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS, AS APPLICABLE, VOTE FOR EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS. PLEASE NOTE THAT PROXIES CANNOT BE VOTED FOR A GREATER NUMBER OF PERSONS THAN THE NOMINEES NAMED ABOVE.

COMMITTEES AND MEETINGS OF THE BOARD

     Our Board of Directors currently consists of Brian M. Gallagher, Ph.D., who serves as Chairman, Peter R. Barnett, D.M.D., Robert C. Black, James E. Daverman, Robert J. Easton, W. James O' Shea and Stephen A. Kaplan. Our Amended and Restated By-Laws currently provide that the total number of directors comprising our Board of Directors shall be such number as is fixed by our Board of Directors, but in no event less than one. Pursuant to the terms of the Certificate of Designation, Preferences and Rights of Series D Cumulative Convertible Preferred Stock, as amended, our Board of Directors shall consist of not less than five and not more than nine directors. Our Board of Directors has provided that our full Board of Directors shall be comprised of nine directors. Although we have nominated, and are only seeking to elect, seven members to our Board of Directors at this time, we are actively recruiting potential candidates for these two vacancies. These two vacancies may be filled by the vote or written consent of a majority of our directors elected by the holders of record of our common stock, and shall serve until the next annual meeting of stockholders, unless earlier removed or such directors resign.

     There were seven meetings of the Board of Directors during 2002. Each incumbent director attended at least 75% of the aggregate of all meetings of the Board of Directors held during the period in which he served as a director during 2002 and the total number of meetings held by the committee on which he served during the period, if applicable.

     There are currently three committees of the Board of Directors: the Compensation Committee; the Nominating Committee; and the Audit Committee.

The Compensation Committee of the Board of Directors

     The Compensation Committee currently consists of W. James O'Shea, who serves as Chairman, Robert C. Black and Robert J. Easton. The Compensation Committee was established in March 1996 and held four meetings in 2002. The primary responsibilities of the Compensation Committee include approving salaries and incentive compensation for our executive officers and administering our stock option plans.

The Nominating Committee of the Board of Directors

     The Nominating Committee currently consists of Robert C. Black, who serves as Chairman, Peter R. Barnett and Stephen A. Kaplan. The Nominating Committee was established in March 2000 and held two meetings in 2002. The primary responsibility of the Nominating Committee is reviewing and nominating candidates for election to the Board of Directors. The Nominating Committee will consider nominees for the Board of Directors suggested by stockholders whose names are submitted in writing to the Nominating Committee in care of the office of the Corporate Secretary of the Company.

The Audit Committee of the Board of Directors

     The Audit Committee currently consists of James E. Daverman, who serves as Chairman, Robert J. Easton and Peter R. Barnett. The Audit Committee was established in March 1996 and currently acts under a charter adopted and approved on May 8, 2000. The Audit Committee held four meetings in 2002. The primary responsibilities of the Audit Committee include: (i) evaluating and recommending to the Board of Directors the engagement of our independent auditors; (ii) reviewing the results and scope of the audit and other services provided by our independent auditors; and (iii) monitoring on a periodic basis our internal controls. Such responsibilities are more fully set forth in the Audit Committee Charter adopted by us on May 8, 2000, a copy of which was filed as an Appendix to our proxy statement filed with the Securities and Exchange Commission on April 18, 2001.

     Each Audit Committee Member is an independent member of the Board of Directors as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. As an independent director of our Board of Directors, each Audit Committee Member is not an officer or employee of the Company or our subsidiaries or does not have a relationship which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director.

COMPENSATION OF DIRECTORS

     During 2002, Brian M. Gallagher, Ph.D. was not paid any compensation for his services as Chairman of the Board. Effective July 2002, each non-employee director shall receive an annual retainer of $12,000 (such retainer was prorated for the period from July 2002 to December 2002), a fee of $2,000 for each regularly scheduled meeting of the Board of Directors attended in person and an annual fee of $1,000 for each Committee on which they serve. We provide reimbursement to directors for reasonable and necessary expenses incurred in connection with attendance at meetings of the Board of Directors and other Company business.

     From time-to-time, members of the Board of Directors have been granted options to purchase shares of our common stock. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS."

     On July 8, 2002, we granted to each non-employee director, options to purchase 10,356 shares of common stock at an exercise price per share of $6.60. Such options vest in four equal annual installments commencing one year after the date of grant. Beginning with the 2003 Annual Meeting of Stockholders, upon re-election, each non-employee director shall automatically be granted an option to purchase 12,000 shares of common stock, at an exercise price per share equal to the then current fair market value per share. All such options shall become exercisable in four equal annual installments commencing one year after the date of grant, provided that the optionee then remains a director. Pursuant to our 1996 Non-Employee Director Stock Option Plan, each new non-employee director is automatically granted an option to purchase 25,000 shares of common stock, at an exercise price per share equal to the then current fair market value per share. All such options become exercisable in five equal annual installments commencing one year after the date of grant, provided that the optionee then remains a director. The right to exercise annual installments of options under the Non-Employee Plan will be reduced proportionately based on the optionee's actual attendance at meetings of the Board of Directors if the optionee fails to attend at least 75% of the meetings of the Board of Directors held in any calendar year.

REPORT OF THE AUDIT COMMITTEE

February 18, 2003

To the Board of Directors of CollaGenex Pharmaceuticals, Inc.:

We  have  reviewed  and  discussed  with   management   the  Company's   audited
consolidated financial statements as of and for the year ended December 31, 2002.

Management is responsible for the Company's internal controls and financial reporting process. The Company's independent auditors are responsible for performing an audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report on those consolidated financial statements. As appropriate, the Audit Committee reviews, evaluates and discusses with the Company's management, internal accounting, financial and auditing personnel and the independent auditors, the following:

o the plan for, and the independent auditors' report on, each audit of the Company's consolidated financial statements;

o the Company's financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

o management's selection, application and disclosure of critical accounting policies;

o changes in the Company's accounting practices, principles, controls or methodologies;

o significant developments or changes in accounting rules applicable to the Company; and

o the adequacy of the Company's internal controls, accounting and financial personnel.

We have discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants ("SAS 61"). SAS 61 requires the Company's independent auditors to discuss with the Company's Audit Committee, among other things, the following:

o    methods to account for significant unusual transactions;

o the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

o the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and

o    disagreements   with   management   over  the   application  of  accounting
     principles, the basis for management's accounting estimates and the disclosures in the financial statements.

We have received, reviewed and discussed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board ("Independence Standards Board Standard No. 1"), and we have discussed with the auditors the auditors' independence. Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor's professional opinion may be reasonably thought to bear on independence, confirm their independence and engage in a discussion of independence.

We have considered whether the non-audit services provided by the independent auditors, as set forth in the section of the Company's proxy statement entitled "Independent Auditor's Fees and Other Matters", are compatible with maintaining the public accountants' independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

James E.  Daverman
Audit Committee Chairman

Robert J. Easton
Audit Committee Member

Peter R. Barnett
Audit Committee Member

INDEPENDENT AUDITORS' FEES AND OTHER MATTERS

     The following table presents fees for professional services rendered by KPMG LLP for the audit of our annual consolidated financial statements for the year ended December 31, 2002, and fees for other services rendered by KPMG LLP for the year ended December 31, 2002:

                     Fee                          Amount
Audit Fees
(excluding audit-related services)(1) ...        $110,000
                                                 ========
Financial Information Systems Design and
Implementation(2)........................      $        0
                                                 ========
All Other Fees:

Audit-Related Fees (3)...................        $ 22,000

Other Non-Audit Services(4)..............        $ 28,600
                                                 --------
   Total                                         $ 50,600
                                                 ========

(1) Such amount includes professional services rendered in connection with the audit of our consolidated financial statements for the most recent fiscal year and the reviews of the condensed consolidated financial statements included in each of our Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2002.

(2) KPMG LLP did not provide any professional services to us or our affiliates for the fiscal year ended December 31, 2002 in connection with financial information systems design or implementation, the operation of our information system or the management of our local area network.

(3) Such amount consists principally of professional services rendered for issuing consents in connection with our filing of registration statements and certain accounting consultation for potential transactions.

(4) Other non-audit related fees consisted principally of tax compliance services.


                               EXECUTIVE OFFICERS

         The following table identifies our current executive officers:

                                                       Capacities in                       In Current
Name                                            Age    Which Served                        Position Since
----                                            ---    --------------                      ---------------

Brian M. Gallagher, Ph.D.................       55     President, Chief Executive          April 1994
                                                       Officer and Chairman of the         (Director since November
                                                       Board                               1994 and Chairman since
                                                                                           March 2000)

Robert A. Ashley(1)......................       45     Senior Vice President,              January 1999
                                                       Commercial Development              (Vice President,
                                                                                           Commercial Development
                                                                                           since September 1994)

Nancy C. Broadbent(2)....................       47     Chief Financial Officer,            March 1996
                                                       Treasurer and Secretary

David P. Pfeiffer(3).....................       40     Senior Vice President,              December 2000
                                                       Sales and Marketing                 (Vice President, Marketing
                                                                                           since June 1997)

     As previously reported, we have commenced an executive search for a successor President and Chief Executive Officer to Dr. Gallagher. Dr. Gallagher has agreed to remain in his current position until a successor is appointed, and he will work closely with the Company as a consultant for a period of time thereafter to ensure a smooth transition. We have established a search committee of our board of directors and have engaged an executive recruiting firm to help identify a successor to Dr. Gallagher. The Company and Dr. Gallagher have executed an agreement, pursuant to which we shall compensate Dr. Gallagher for, among other things, his services during the transition period and to recognize his historical contributions to the Company. We also entered into a consulting agreement with Dr. Gallagher pursuant to which he will provide consulting services to us for a period of 24 months following the appointment of a new chief executive officer.

(1) Mr. Ashley joined CollaGenex in September 1994 as Vice President, Commercial Development. He was promoted to Senior Vice President in January 1999. From 1989 until September 1994, he was employed by Bristol-Myers Squibb Company and its predecessor, Squibb Corporation, in various positions including product development, commercial and business development and, most recently, as Director, Business Development where he was responsible for the worldwide product and market development of several new drugs. From 1979 to 1989, Mr. Ashley held various positions at Amersham International (UK) Ltd., including research, development, manufacturing, sales and marketing positions, as well as worldwide product development and product launch positions.

(2) Ms. Broadbent joined CollaGenex in March 1996 as Chief Financial Officer, Treasurer and Secretary. From October 1994 until March 1996, Ms. Broadbent served as Senior Vice President, Chief Financial Officer and director of Human Genome Sciences, Inc., a pharmaceuticals company. From January 1993 to October 1994, she served as Vice President and Chief Financial Officer of Cangene, Inc., a biopharmaceutical company. From January 1992 through December 1992, Ms. Broadbent served as an independent financial consultant. From March 1990 to December 1991, she was employed by Baring Brothers & Co., Inc., initially as Senior Vice President and then as Executive Director, Corporate Finance. Prior to that, Ms. Broadbent served for nine years in corporate finance positions with Salomon Brothers, Inc. and PaineWebber Incorporated.

(3) Mr. Pfeiffer joined CollaGenex in June 1997 as Vice President, Marketing. He was promoted to Senior Vice President, Sales and Marketing in December 2000. From September 1995 until June 1997, Mr. Pfeiffer served as Director of Marketing, Health Management Services, for SmithKline Beecham. From May 1994 to September 1995, he served as Director, Disease Management Services of Stuart Disease Management Services, a division of Zeneca Pharmaceuticals. From October 1991 to May 1994 he was employed in various product management positions with Zeneca Pharmaceuticals Group. From July 1988 to October 1991, he held various marketing and product management positions with the Lederle Laboratories Division of American Cyanamid.

     None of our executive officers are related to any other executive officer or to any of our directors. Our executive officers are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, officers and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act to file initial reports of ownership and reports of changes in ownership with respect to our equity securities with the Securities and Exchange Commission. All reporting persons are required by the Securities and Exchange Commission's regulations to furnish us with copies of all reports that such reporting persons file with the Securities and Exchange Commission pursuant to
Section 16(a).

     Based solely on our review of the copies of such forms received by us and upon written representations of our reporting persons received by us, except as described below, each such reporting person has filed all of their respective reports pursuant to Section 16(a) on a timely basis. Robert J. Easton, a member of our board of directors, failed to timely file a Form 4 relating to the issuance of shares of our common stock in payment of dividends on shares of our Series D preferred stock held by Mr. Easton. Mr. Easton subsequently filed a Form 5 with the Securities and Exchange Commission on February 13, 2003. James
E. Daverman, a member of our board of directors, is President of Marquette Management Partners, LLC, the general partner of Marquette Venture Partners, L.P. and a general partner of MG II, L.P., the general partner of Marquette Venture Partners II, L.P. and MVP II Affiliates Fund, L.P. Representatives of Marquette Venture Partners II, L.P. and MVP II Affiliates Fund, L.P. failed to timely file a Form 4 relating to the issuance of shares of our common stock in payment of dividends on shares of our Series D preferred stock held by Marquette Venture Partners II, L.P. and MVP II Affiliates Fund, L.P. A Form 5 was filed with the Securities and Exchange Commission on February 13, 2003 on behalf of Marquette Venture Partners II, L.P. and MVP II Affiliates Fund, L.P.

                             EXECUTIVE COMPENSATION

Summary of Compensation in Fiscal 2002, 2001 and 2000

     The following Summary Compensation Table sets forth information concerning compensation during the years ended December 31, 2002, 2001 and 2000 for services in all capacities awarded to, earned by or paid to each person who served as our Chief Executive Officer at any time during 2002, each other of our executive officers as of December 31, 2002 and certain individuals who served as executive officers during a part of 2002, whose aggregate cash compensation exceeded $100,000 at the end of 2002 (collectively referred to as the "Named Executives").

                           SUMMARY COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------------------
                                                                                             Long-Term Compensation
                                                          Annual Compensation(1)                     Awards
                                                      ----------------------------------------------------------------
                                                                                                    Securities
                                                                                                    Underlying
    Name and Principal Position         Year           Salary                Bonus                    Options
                                                        ($)                   ($)                       (#)
                (a)                      (b)            (c)                   (d)                       (g)
----------------------------------------------------------------------------------------------------------------------

Brian M. Gallagher, Ph.D.......         2002           324,450                 79,436                   75,000
     President, Chief Executive         2001           315,000                131,615                  100,000
     Officer and Chairman of the        2000           300,000                 35,615                   95,000
     Board

Robert A. Ashley................        2002           231,750                 72,827                   40,000
     Senior Vice President,             2001           225,000                 93,908                   80,000
     Commercial Development             2000           215,000                 29,708                   40,000

Nancy C. Broadbent..............        2002           216,300                 72,807                   30,000
     Chief Financial Officer,           2001           210,000                 87,881                   50,000
     Treasurer and Secretary            2000           200,000                  3,881                   25,000

David F. Pfeiffer ..............        2002           231,750                 72,759                   40,000
     Senior Vice President,  Sales      2001           225,000                 93,812                   80,000
     and Marketing                      2000           210,000                 29,012                   50,000

Douglas C. Gehrig...............        2002           206,000                 57,166                   30,000
     Vice President, Corporate          2001           200,000                 82,712                   50,000
     Accounts                           2000           190,000                 27,912                   40,000

Michael Romanowicz, D.M.D.,
     R.Ph......................         2002           175,000                 58,836                   30,000
     Vice President of                  2001           140,000                 31,412                   15,000
     Professional Affairs and           2000           125,000                 26,214                    9,000
     Managed Care

-----------

(1) In accordance with the rules of the Securities and Exchange Commission, the costs of certain perquisites and other personal benefits are not included because they did not exceed, in the case of each Named Executive, the lesser of $50,000 or 10% of the total annual salary and bonus for the Named Executives for the fiscal years reported in the above table.

Option Grants in 2002

         The following table sets forth information concerning individual grants of stock options made during 2002 to each of the Named Executives.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                         Individual Grants
------------------------------------------------------------------------------------------------------------------------
                                                                                                 Potential Realizable
                                                    Percent of                                         Value at
                                     Number of         Total                                   Assumed Annual Rates of
                                     Securities       Options                                           Stock
                                     Underlying     Granted to     Exercise                     Price Appreciation for
                                      Options      Employees in     or Base                             Option
                                      Granted         Fiscal         Price       Expiration            Term (3)
              Name                      (#)          Year (1)      ($/Sh)(2)        Date         5%($)        10%($)
               (a)                      (b)             (c)           (d)           (e)           (f)          (g)
------------------------------------------------------------------------------------------------------------------------
Brian M. Gallagher, Ph.D.....           75,000          12.17        7.97         1/24/12         375,922     952,660

Robert A. Ashley.............           40,000           6.49        7.97         1/24/12         200,492     508,085

Nancy C. Broadbent...........           30,000           4.87        7.97         1/24/12         150,369     381,064

David F. Pfeiffer............           40,000           6.49        7.97         1/24/12         200,492     508,085

Douglas C. Gehrig............           30,000           4.87        7.97         1/24/12         150,369     381,064

Michael Romanowicz,
     D.M.D. .................           30,000           4.87        7.95         1/01/12         149,991     380,108
-----------

(1) Based on an aggregate of 616,086 options granted to employees in 2002, including options granted to Named Executives.

(2) Based on a grant date fair market value equal to the grant date exercise price per share of the applicable option for each of the Named Executives and assumes no adjustments to the grant date exercise price.

(3) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their terms assuming the specified compound rates of appreciation (5% and 10%) on the market value of the common stock on the date of option grant over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the timing of such exercise and the future performance of the common stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts will be received by the option holder.

Aggregated Option Exercises in 2002 and Year End Option Values

     The following table sets forth information concerning each exercise of options during 2002 by each of the Named Executives and the year end value of unexercised in-the-money options.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

-------------------------------------------------------------------------------------------------------------------------
                                                                               Number of                   Value of
                                                                         Securities Underlying           Unexercised
                                                                              Unexercised               In-the-Money
                                                                               Options at                 Options at
                                            Shares                               Fiscal                     Fiscal
                                           Acquired                            Year-End                   Year-End
                                              on             Value                (#)                        ($)(1)
                                           Exercise         Realized           Exercisable/               Exercisable/
                 Name                         (#)             ($)            Unexercisable              Unexercisable
                  (a)                         (b)             (c)                 (d)                         (e)
--------------------------------------------------------------------------------------------------------------------------

Brian M. Gallagher, Ph.D.........             --               --           333,000/237,000             1,263,250/420,750

Robert A. Ashley.................             --               --           151,500/131,000               525,605/283,520

Nancy C. Broadbent...............            5,000           28,000          105,000/90,000               275,450/190,875

David F. Pfeiffer................             --               --           143,000/132,000               189,520/280,280

Douglas C. Gehrig................             --               --            126,999/98,001               137,887/187,638

Michael  Romanowicz, D.M.D.......             --               --             24,250/49,750                31,758/101,064
----------

(1) Based on a year end fair market value of the underlying securities equal to $9.49 per share, less the exercise price payable for such shares.

EMPLOYMENT   CONTRACTS,   TERMINATION   OF  EMPLOYMENT   AND   CHANGE-IN-CONTROL
ARRANGEMENTS

     We have executed indemnification agreements with each of our executive officers and directors pursuant to which we have agreed to indemnify such parties to the full extent permitted by law, subject to certain exceptions, if any such party becomes subject to an action because such party is a director, officer, employee, agent or fiduciary of the Company. In general, our employees are covered by confidentiality agreements.

     On September 18, 2002, we entered into change of control agreements with each of Dr. Gallagher, Ms. Broadbent and Messrs. Ashley, Gehrig and Pfeiffer. In the event the employment of Dr. Gallagher, Ms. Broadbent, Mr. Ashley, Mr. Gehrig or Mr. Pfeiffer is terminated as a result of an Involuntary Termination within 24 months of a Change of Control (each as defined in such agreements), the change of control agreements provide for, among other things (i) a lump sum payment of 1.5 times base salary and 1.5 times the average bonus paid for the three fiscal years prior to the Termination Date (as defined in the agreements),
(ii) health coverage and benefits for a period of 24 months, and (iii) certain outplacement/administrative support for a period of 18 months.

     In addition, each of Dr. Gallagher, Ms. Broadbent and Messrs. Ashley, Gehrig and Pfeiffer have agreed that during the term of his or her employment and for a period of two years thereafter, such person will not directly or indirectly provide services to or for any business engaged in research regarding the development, manufacture, testing, marketing or sale of collagenase inhibiting drugs for application in periodontal disease or any other application which, during the period of such person's employment with us, is either marketed or in advanced clinical development by us.

     As previously reported, we have commenced an executive search for a successor President and Chief Executive Officer to Dr. Gallagher. Dr. Gallagher has agreed to remain in his current position until a successor is appointed, and he will work closely with the Company as a consultant for a period of time thereafter to ensure a smooth transition. We have established a search committee of our board of directors and have engaged an executive recruiting firm to help identify a successor to Dr. Gallagher. The Company and Dr. Gallagher have executed a Transition Agreement and Release, pursuant to which we shall compensate Dr. Gallagher for, among other things, his services during the transition period and to recognize his historical contributions to the Company. Under the terms of such agreement, Dr. Gallagher is eligible for a one-time, lump sum bonus of $150,000, to be paid to Dr. Gallagher in connection with his separation from the Company. Of such amount, $50,000 shall be earned by Dr. Gallagher automatically on the date of his separation from the Company and $100,000 shall be paid on such date based upon his continued performance prior to separation. The Company has also agreed to reimburse Dr. Gallagher for certain COBRA premiums, or to make certain comparable payments to Dr. Gallagher, for a period of 24 months following his separation from the Company. The Company also agreed to pay Dr. Gallagher a lump sum of $15,000 at the time of separation for certain expenses. The Company also agreed, effective upon the execution of such agreement, to accelerate Dr. Gallagher's right to exercise all unvested stock options previously granted to him. In addition, the exercise dates for certain of Dr. Gallagher's options were extended to the latest date on which the options would have expired according to their respective terms.

     As a result of the Transition Agreement and Release, we recognized a non-cash compensation charge relating to modifications of Dr. Gallagher's stock option agreements of approximately $251,000 in the first quarter of 2003. The Company also agreed to reimburse Dr. Gallagher for certain excise taxes, if any, imposed on him in connection with such agreement. We also entered into a consulting agreement with Dr. Gallagher pursuant to which he will provide consulting services to us for a period of 24 months following the appointment of a new chief executive officer. Under such agreement, Dr. Gallagher is obligated to provide approximately 80 hours of consulting services to the Company during the first two months following his separation and approximately 15 hours per month thereafter through the second anniversary date of his separation from the Company. Dr. Gallagher shall provide such services as an independent contractor at a rate of $27,037.50 per month.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee currently consists of, and during 2002 consisted of, W. James O'Shea, who serves as Chairman, Robert C. Black and Robert J. Easton. There are no, and during 2002 there were no, Compensation Committee interlocks.

     As of March 15, 2003, Mr. Easton, in his individual capacity, held 26,409 shares of our common stock. Such shares of common stock include those shares of common stock which were previously issued by us upon conversion of our Series A preferred stock, Series B preferred stock and Series C preferred stock previously held by Mr. Easton. As of March 15, 2003, Mr. Easton also held 2,000 shares of our Series D preferred stock which were convertible into 20,216 shares of our common stock as of such date.

     In September 1995, we entered into a registration rights agreement with each of the then holders of our Series A, Series B and Series C redeemable preferred stock pursuant to which we have granted certain registration rights to such stockholders. Pursuant to such registration rights agreement, at any time beginning six months after June 20, 1996, the effective date of our initial public offering, the holders of at least a majority of the common stock issued upon the conversion of the Series A, Series B and Series C redeemable preferred stock (referred to collectively as the "Registrable Securities") have the right, subject to certain restrictions set forth in the registration rights agreement, to require that we register the Registrable Securities requested by such holders at our expense (on no more than two occasions) on either a Form S-1, Form S-2 or Form S-3 Registration Statement under the Securities Act of 1933, as amended. We are not, however, required to register any Registrable Securities unless such shares represent at least 10% of our outstanding shares of common stock, or, if less than 10%, if the anticipated aggregate offering price exceeds $1,000,000.

     The holders of Registrable Securities also have the right to an unlimited number of registrations on Form S-3 under the Securities Act of 1933, as amended. We are not, however, required to effect such a registration unless the requesting holders reasonably anticipate having an aggregate disposition price of at least $500,000.

     Also pursuant to the registration rights agreement, if, at any time during the seven-year period commencing on the effective date of our initial public offering, we propose to register any of our common stock under the Securities Act of 1933, as amended, for sale to the public, the holders of the Registrable Securities have unlimited piggyback registration rights at our expense, subject to certain restrictions set forth in the registration rights agreement.

     Also in September 1995, we granted to the then holders of Series A, Series B and Series C redeemable preferred stock certain rights to participate in certain future offerings undertaken by us. Such rights to participate require that, with certain exceptions including, but not limited to, an underwritten public offering, any time we propose to issue, sell or exchange, or reserve therefor, any securities, we must first offer to sell to each of the pre-conversion holders of Series A, Series B and Series C redeemable preferred stock their respective pro rata share of such securities at a price and on terms identical to the price and terms of the securities proposed to be issued, sold or exchanged in the applicable offering.

     In May 1999, we entered into a Stockholder and Registration Rights Agreement with each of the holders of our Series D preferred stock pursuant to which, among other things, we registered on a Registration Statement on a Form S-3, all of the shares of our common stock underlying the shares of Series D preferred stock then issued and outstanding. The Stockholder and Registration Rights Agreement further obligates us to register, on a Registration Statement on Form S-3, all of the shares of common stock issued as dividends on the Series D preferred stock to the holders thereof within a reasonable period of time after each such dividend payment is made. We are obligated to keep current each such Registration Statement on Form S-3 until such time as all of the shares of common stock registered thereunder have been sold or are otherwise exempt from registration.

     The holders of at least a majority of the Series D preferred stock also have the right, subject to certain restrictions, to require us to register the shares of common stock underlying their Series D preferred stock on a Registration Statement on Form S-1 at our expense (on no more than two occasions). Also, pursuant to the Stockholder and Registration Rights Agreement, if we propose to register any of our securities under the Securities Act of 1933, as amended, for sale to the public, the holders of the Series D preferred stock have certain piggyback registration rights with respect to the shares of common stock underlying their Series D preferred stock at our expense, subject to certain restrictions. In addition, if we grant registration rights to the holders of any of our securities that are more favorable than the registration rights granted under the Stockholder and Registration Rights Agreement, then the holders of the Series D preferred stock shall be deemed to have been granted such superior registration rights as well with respect to the shares of common stock underlying their Series D preferred stock. Also pursuant to the terms of the Stockholder and Registration Rights Agreement, the holders of Series D preferred stock have certain rights of first refusal with respect to certain stock issuances by us, beginning twelve months after the date of initial issuance of the Series D preferred stock.

PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on our common stock with the cumulative total return on the Nasdaq Composite Index and the Nasdaq Pharmaceutical Index (capitalization weighted) for the period beginning on January 1, 1998 and ending on the last day of our last completed fiscal year.

                 COMPARISON OF CUMULATIVE TOTAL RETURN(1)(2)(3)

              Among CollaGenex, the Nasdaq Composite Index and the
                           Nasdaq Pharmaceutical Index
                            (Capitalization Weighted)












                      [THE FOLLOWING TABLE WAS REPRESENTED
                   AS A LINE GRAPH IN THE PRINTED MATERIALS]
















                     Base
                    Period     June    December   June    December   June   December    June    December   June   December
    Company/       January 1,   30,       31,      30,      31,       30,      31,       30,       31,      30,       31,
   Index Name         1998     1998      1998     1999     1999      2000     2000      2001      2001     2002      2002
-------------      ---------  ------  --------  -------  -------   -------  -------   -------   -------   ------   ------
CGPI.........       $100.00   $ 68.96  $ 76.96  $ 80.00  $200.00   $ 75.04  $ 29.52   $ 65.60    $64.80   $59.20    $75.92
NASDAQ.......       $100.00   $109.24  $144.64  $160.36  $182.32   $295.21  $302.18   $199.65   $162.93   $138.97  $115.56
NASDAQ PHAR..       $100.00   $146.95  $231.68  $250.08  $271.84   $297.09  $217.94   $129.37   $115.58   $92.22    $91.06


(1) Graph assumes $100 invested on January 1, 1998 in our common stock, the Nasdaq Composite Index and the Nasdaq Pharmaceutical Index (capitalization weighted).

(2)  Total return assumes reinvestment of dividends.

(3)  Year ended December 31.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee has furnished the following report:

     The Compensation Committee is comprised of three non-employee directors. The Compensation Committee recommends, and the Board approves, all matters relating to executive compensation, including setting and administering policies governing executive salaries, bonuses (if any) and stock option awards (if any). The Compensation Committee meets twice annually to set performance objectives for the Chief Executive Officer and to determine the annual compensation of the CEO and our other senior executives. The CEO is not present during the discussion of his compensation.

Executive Compensation Policy
-----------------------------

     The goal of our executive compensation policy is to ensure that an appropriate relationship exists between executive compensation and the creation of stockholder value, while at the same time attracting and retaining qualified senior management. In order to continually attract and retain highly experienced executives, our compensation packages for senior executives are highly competitive with those paid to executives of other emerging pharmaceutical companies.

Compensation Mix
----------------

     Our executive compensation packages generally include three components: base salary, a discretionary annual cash bonus and stock options.

Base Salary
-----------

     The Compensation Committee seeks to establish base salaries for each position and level of responsibility which are competitive with those of executive officers at other emerging pharmaceutical companies.

Discretionary Cash Bonus
------------------------

     The Compensation Committee believes that discretionary cash bonuses are important to motivate and reward executive officers. However, cash bonuses are not guaranteed. Annual cash bonuses are awarded to executives based on their achievements against a stated list of objectives developed at the beginning of each year by senior management and the Compensation Committee. Such objectives are reviewed and approved by the Board of Directors.

Stock Options
-------------

     Stock option grants are designed to align the long term interests of our executives with those of our stockholders by rewarding executives for increasing stockholder value. All executive officers are awarded option grants upon joining the Company which are competitive with those at comparable emerging pharmaceutical companies. In addition, the Compensation Committee may award additional stock option grants annually. When granting stock options, the Compensation Committee considers the recommendation of our CEO and the relative performance and contributions of each officer compared to that of other officers within the Company with similar levels of responsibility. The Compensation Committee has in the past granted, and may continue to grant from time to time in the future, options to our executive officers containing target milestones with respect to the trading price of our common stock and accelerated vesting upon the achievement of such milestones.

Compensation of the Chief Executive Officer
-------------------------------------------

     In establishing the Chief Executive Officer's compensation package, the Compensation Committee seeks to maintain a level of total current compensation that is competitive with that paid to chief executive officers of other comparable emerging pharmaceutical companies. In addition, in order to align the Chief Executive Officer's interests with the interests of our stockholders, the Compensation Committee attempts to make a substantial portion of the value of the Chief Executive Officer's total compensation dependent on the appreciation of our stock price.

     The Chief Executive Officer's performance is evaluated annually by the Compensation Committee against a stated list of short, medium and long term objectives developed by the Compensation Committee at the beginning of each year and approved by the Board of Directors. Based on his achievements relating to these objectives, the Compensation Committee recommended, and the Board approved, a bonus to Dr. Gallagher of $79,436 for 2002, which was paid in 2003 and set his base salary at $324,450 effective January 1, 2003.

Tax Considerations
------------------

     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the company's CEO and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Compensation Committee reviews the potential effect of Section 162(m) periodically and uses its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in the best interests of the Company and our stockholders, after taking into consideration changing business conditions and the performance of our employees.

                                       Compensation Committee Members:

                                       W. James O'Shea, Chairman
                                       Robert C. Black, Member
                                       Robert J. Easton, Member

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                         AND RELATED SHAREHOLDER MATTERS

     There were, as of March 15, 2003, approximately 121 holders of record and approximately 3,023 beneficial holders of our common stock. The following table sets forth certain information, as of March 15, 2003, with respect to holdings of our common stock by (i) each person known by us to be the beneficial owner of more than 5% of the total number of shares of the common stock outstanding as of such date, based on currently available Schedules 13D and 13G filed with the SEC, (ii) each of our directors (which includes all nominees) and Named Executives, and (iii) all directors and executive officers as a group.


                                                                     Amount and Nature of                   Percent
Name and Address of Beneficial Owner(1)                             Beneficial Ownership(1)               of Class(2)
---------------------------------------                        -------------------------------           --------------

(i) Certain Beneficial Owners:

Oaktree Capital Management, LLC
OCM Principal Opportunities Fund, L.P.
333 South Grand Avenue, 28th Floor
Los Angeles, California 90071..........................                  2,220,823(3)                       16.8%

Perseus-Soros BioPharmaceutical Fund, L.P.
c/o Soros Fund Management LLC
888 Seventh Avenue, 29th Floor
New York, NY  10106 ...................................                  1,266,668(4)                       10.9%

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109............................                  1,116,927(5)                        9.8%

Marquette Venture Partners II, L.P.
and MVP II Affiliates Fund, L.P.
520 Lake Cook Road, Suite 450
Deerfield, Illinois 60015..............................                  1,028,031(6)                        8.9%

Ashford Capital Management, Inc.
P.O. Box 4172
Wilmington, Delaware 19807.............................                    869,766(7)                        7.5%

(ii)     Directors (which includes all nominees) and Named Executives:

Brian M. Gallagher, Ph.D...............................                    695,000(8)                        5.8%
Robert A. Ashley.......................................                    220,100(9)                        1.9%
Nancy C. Broadbent.....................................                   186,500(10)                        1.6%
David F. Pfeiffer......................................                   195,500(11)                        1.7%
Douglas C. Gehrig......................................                   166,820(12)                        1.4%
Michael  Romanowicz, D.M.D.............................                    33,000(13)                           *
Peter R. Barnett, D.M.D................................                    28,900(14)                           *
Robert Black...........................................                    15,000(15)                           *
James E. Daverman......................................                 1,108,031(16)                        9.6%
Robert J. Easton.......................................                    76,075(17)                           *
Stephen Kaplan.........................................                 2,233,823(18)                       16.9%
W. James O'Shea........................................                    10,000(19)                           *

(iii) All Directors and executive officers as a
         group (10 persons)............................                 4,768,929(20)                       32.8%
-----------

*        Less than 1%

(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons and entities named in the table have sole voting and investment power with respect to all shares.

(2) Applicable percentage of ownership for each holder is based on 11,406,204 shares of common stock outstanding on March 15, 2003, plus any common stock equivalents and presently exercisable stock options or warrants held by each such holder, and options or warrants held by each such holder which will become exercisable within 60 days after March 15, 2003.

(3) Includes 1,789,090 shares of common stock issuable upon the conversion of 177,000 shares the Series D preferred stock held thereby and 431,733 shares of common stock, including shares of common stock issued in payment of dividends on the Series D preferred stock.

(4) Includes 266,668 shares of common stock underlying warrants which are or may be exercisable as of March 15, 2003 or 60 days after such date.

(5) As disclosed on a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2003, assuming no changes in beneficial ownership since such filing. According to such Schedule 13G, Wellington Management Company, in its capacity as investment adviser, may be deemed to beneficially own 1,116,927 shares of common stock, which shares are held of record by clients of Wellington Management Company. Wellington Management Company reports that it has shared power to vote or direct the vote of 519,100 shares and shared power to dispose or direct the disposition of 1,116,927 shares, while its clients have the right to receive, or direct the receipt of, dividends from, or proceeds from the sale of, such shares.

(6) Includes an aggregate of 1,024,215 shares of common stock owned by Marquette Venture Partners II, L.P. (which includes 98,269 shares of common stock issuable upon the conversion of 9,722 shares of the Series D preferred stock held thereby, and 925,946 shares of common stock, including shares of common stock issued in payment of dividends on such Series D preferred stock) and an aggregate of 3,816 shares of common stock owned by MVP II Affiliates Fund, L.P. (which includes 2,810 shares of common stock issuable upon the conversion of 278 shares of the Series D preferred stock held thereby, and 1,006 shares of common stock, including shares of common stock issued in payment of dividends on such Series D preferred stock).

(7) Includes 195,000 shares of common stock registered in the name of Ashford Capital Partners, LP and 171,700 shares of common stock registered in the name of Anvil Investment Associates, LP. Also includes 53,333 shares of common stock underlying warrants held by Ashford Capital Partners, LP and 53,333 shares of common stock underlying warrants held by Anvil Investment Associates, LP, which are or may be exercisable as of March 15, 2003 or 60 days after such date. Theodore H. Ashford is Chairman and CEO of Ashford Capital Management, Inc., the Advisor to the general partners of Ashford Capital Partners, LP and Anvil Investment Associates, LP and, as such, has the power to vote or direct the vote of and to dispose of or direct the disposition of the shares owned by Ashford Capital Partners, LP and Anvil Investment Associates, LP. Mr. Ashford expressly disclaims beneficial ownership of such shares, except as to his proportionate interest in Ashford Capital Partners, LP and Anvil Investment Associates, LP.

(8) Includes 570,000 shares of common stock underlying options which are or may be exercisable as of March 15, 2003 or 60 days after such date.

(9) Includes 197,500 shares of common stock underlying options which are or may be exercisable as of March 15, 2003 or 60 days after such date.

(10) Includes 137,500 shares of common stock underlying options which are or may be exercisable as of March 15, 2003 or 60 days after such date. Also includes 2,000 shares of common stock held as custodian for Ms. Broadbent's minor child, 2,000 shares of common stock held in the name of Ms. Broadbent's spouse and 1,000 shares of common stock held in the name of Ms. Broadbent's parent who resides with Ms. Broadbent.

(11) Includes 188,000 shares of common stock underlying options which are exercisable as of March 15, 2003 or 60 days after such date.

(12) Includes 161,500 shares of common stock underlying options which are exercisable as of March 15, 2003 or 60 days after such date.

(13) Includes 33,000 shares of common stock underlying options which are exercisable as of March 15, 2003 or 60 days after such date.

(14) Includes 25,000 shares of common stock underlying options which are exercisable as of March 15, 2003 or 60 days after such date.

(15) Includes 15,000 shares of common stock underlying options which are exercisable as of March 15, 2003 or 60 days after such date.

(16) James E. Daverman is President of Marquette Management Partners, LLC, the general partner of Marquette Venture Partners, L.P. and a general partner of MG II, L.P., the general partner of Marquette Venture Partners II, L.P. and MVP II Affiliates Fund, L.P. and, as such, has the power to vote or direct the vote of and to dispose of or direct the disposition of the shares owned by Marquette Venture Partners II, L.P. and MVP II Affiliates Fund, L.P. Mr. Daverman expressly disclaims beneficial ownership of such shares, except as to his proportionate interest in Marquette Venture Partners II, L.P. and MVP II Affiliates Fund, L.P. Includes 25,000 shares of common stock underlying options which are exercisable as of March 15, 2003 or 60 days after such date and 55,000 shares of common stock otherwise held by Mr. Daverman, individually.

(17) Includes 25,000 shares of common stock underlying options which are exercisable as of March 15, 2002 or 60 days after such date. Also includes 20,216 shares of common stock issuable upon the conversion of 2,000 shares of the Series D preferred stock held by Mr. Easton and 26,409 shares of common stock, including shares of common stock issued in payment of dividends on such Series D preferred stock. Also includes 4,450 shares of common stock held as trustee for the Rachel Easton Charitable Trust.

(18) Stephen Kaplan is a principal of OCM Principal Opportunities Fund, L.P. and, as such, has the power to vote or direct the vote of and to dispose of or direct the disposition of the shares owned by OCM Principal Opportunities Fund, L.P. Mr. Kaplan expressly disclaims beneficial ownership of such shares, except as to his proportionate interest in OCM Principal Opportunities Fund, L.P. Includes 3,000 shares of common stock held by Mr. Kaplan in his individual capacity and 10,000 shares of common stock underlying options which are exercisable as of March 15, 2003 or 60 days after such date.

(19) Includes 10,000 shares of common stock underlying options which are exercisable as of March 15, 2003 or 60 days after such date.

(20) See Notes 8 through 19.

SERIES D PREFERRED STOCK

     There were, as of March 15, 2003, 6 holders of record of our Series D preferred stock. The following table sets forth certain information, as of March 15, 2003, with respect to the beneficial ownership of our Series D preferred stock by (i) each person known by us to be the beneficial owner of more than 5% of the total number of shares of Series D preferred stock outstanding as of such date, (ii) each of our directors (which includes all nominees) and Named Executives who beneficially own shares of Series D preferred stock, and (iii) all directors and officers as a group.


                                                                 Amount and Nature of
                                                                     Beneficial                       Percent
Name and Address of Beneficial Owner(1)                              Ownership(1)                   of Class(2)
----------------------------------------                      -------------------------            -------------
(i) Certain Beneficial Owners:

OCM Principal Opportunities Fund, L.P..................                177,000(3)                     88.5%
Richard A. Horstmann...................................                 10,000(4)                      5.0%
Marquette Venture Partners II, L.P. and
   MVP II Affiliates Fund, L.P.........................                 10,000(5)                      5.0%
(ii)     Directors (which includes all nominees) and
         Named Executives:
Robert J. Easton.......................................                  2,000(6)                      1.0%
Stephen Kaplan.........................................                177,000(7)                     88.5%
(iii)    All Directors and officers as a
         group (13 persons)............................                189,000(5)(6)(7)               94.5%
-----------

(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons and entities named in the table have sole voting and investment power with respect to all shares.

(2) Applicable percentage of ownership is based on 200,000 shares of Series D preferred stock outstanding on March 15, 2003.

(3) Such shares of Series D preferred stock are convertible into 1,789,090 shares of common stock.

(4) Such shares of Series D preferred stock are convertible into 101,079 shares of common stock.

(5) Of such shares of Series D preferred stock, 9,722 shares are held by Marquette Venture Partners II, L.P. and are convertible into 98,269 shares of common stock. Also, of such shares of Series D preferred stock, 278 shares are held by MVP II Affiliates Fund, L.P. and are convertible into 2,810 shares of common stock.

(6) Such shares of Series D preferred stock are convertible into 20,216 shares of common stock.

(7) Stephen Kaplan is a principal of OCM Principal Opportunities Fund, L.P. and, as such, has the power to vote or direct the vote of and to dispose of or direct the disposition of the shares owned by OCM Principal Opportunities Fund, L.P. Mr. Kaplan expressly disclaims beneficial ownership of such shares, except as to his proportionate interest in OCM Principal Opportunities Fund, L.P.

Equity Compensation Plan Information

     The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2002.



-----------------------------------------------------------------------------------------------------------------
                                              Number of                                  Number of securities
                                          securities to be                             remaining available for
                                            issued upon       Weighted-average          future issuance under
                                            exercise of       exercise price of          equity compensation
                                            outstanding          outstanding               plans (excluding
                                         options, warrants    options, warrants        securities reflected in
                                             and rights           and rights                 column (a))
             Plan Category                      (a)                   (b)                         (c)
------------------------------------------------------------------------------------------------------------------
(i) Equity compensation plans approved
    by security holders:

    Option Plans(1)................            2,237,695               $9.70                   730,209(2)

(ii) Equity compensation plans not
     approved by
     security holders(3)...........            1,300,335               $6.32                       --

Total...............................           3,538,030               $8.46                    730,209

----------


(1) Includes information regarding the following stockholder-approved equity compensation plans: (i) 1992 Stock Option Plan, as amended; (ii) 1996 Stock Option Plan; and (iii) 1996 Non-Employee Director Stock Option Plan, as amended.

(2) With respect to the 1996 Stock Option Plan, this table includes the 630,209 shares available for issuance prior to the Annual Meeting but excludes the additional 500,000 shares that would be available for issuance if the proposal set forth herein to increase the maximum aggregate number of shares of common stock available for issuance under the 1996 Stock Option Plan is approved at the Annual Meeting.

(3) The following describes the material features of our equity compensation plans that have not been approved by our security holders, as set forth in the above table:

          On March 12, 2001, we consummated a private equity offering of 1,500,000 shares of common stock for an aggregate purchase price of $7.5 million. The investors in such financing were issued warrants to purchase an aggregate of 400,000 shares of our common stock, which are exercisable for up to three years from the date of such financing at an exercise price per share of $6.00. We also issued to our financial advisor in such financing warrants to purchase an aggregate of 150,000 shares of our common stock, 142,860 of which remained outstanding as of December 31, 2002, exercisable for up to three years from the date of such financing at an exercise price of $5.70 per share, as partial consideration for services rendered in connection with the financing. All such warrants may be deemed automatically exercised in certain circumstances based upon our stock price.

          On February 14, 2002, we entered into an equity line arrangement under the terms of a Common Stock Purchase Agreement with Kingsbridge Capital Limited. The equity line provided for the sale of up to $8.5 million in registered shares of our common stock to Kingsbridge. The equity line terminated pursuant to its terms on February 13, 2003, and prior to such termination, we had drawn down and issued an aggregate of approximately $1.3 million in registered shares of common stock under such equity line arrangement. In connection with the consummation of the equity line and pursuant to the terms of a warrant agreement executed by us, we issued Kingsbridge a warrant to purchase 40,000 shares of our common stock at an exercise price of $9.38 per share. Such warrant became exercisable as of August 14, 2002, and will expire on August 13, 2007. We have registered the shares of our common stock which may be issued by us upon any exercise of the warrant by Kingsbridge under a shelf registration statement on Form S-3.

          On January 15, 1999 and February 27, 2001, we granted options to Brian
     M. Gallagher, Ph.D., our current President and Chief Executive Officer, to purchase 75,000 and 100,000 shares of our common stock, respectively, at respective per share exercise prices of $10.063 and $5.1875. Pursuant to the terms of the Transition Agreement and Release we executed with Dr. Gallagher (i) the vesting period of the options granted on January 15, 1999 has been accelerated such that they are fully vested and shall remain exercisable until January 14, 2009, and (ii) the vesting period of the options granted on February 27, 2001 has been accelerated such that they are fully vested and shall remain exercisable until February 26, 2011.

          On January 15, 1999 and February 27, 2001, we granted options to Robert A. Ashley, our Senior Vice President of Commercial Development, to purchase 35,000 and 80,000 shares of our common stock, respectively, at respective per share exercise prices of $10.063 and $5.1875. The options granted on January 15, 1999 vest in five equal annual installments beginning on the first anniversary of the date of grant and expire on the earlier of January 14, 2009 or 90 days after Mr. Ashley ceases to be employed by the Company. Such January options will become immediately exercisable if the closing price of our common stock, as quoted on the Nasdaq National Market, exceeds a predetermined per share price for a certain number of consecutive days. The options granted on February 27, 2001 vest in five equal installments beginning on the date of grant and thereafter on each anniversary of the date of grant. Such February options expire on the earlier of February 26, 2011 or 90 days after Mr. Ashley ceases to be employed by the Company.

          On January 15, 1999 and February 27, 2001, we granted options to Nancy
     C. Broadbent, our Chief Financial Officer, Treasurer and Secretary, to purchase 25,000 and 50,000 shares of our common stock, respectively, at respective per share exercise prices of $10.063 and $5.1875. The options granted on January 15, 1999 vest in five equal annual installments beginning on the first anniversary of the date of grant and expire on the earlier of January 14, 2009 or 90 days after Ms. Broadbent ceases to be employed by the Company. Such January options will become immediately exercisable if the closing price of our common stock, as quoted on the Nasdaq National Market, exceeds a predetermined per share price for a certain number of consecutive days. The options granted on February 27, 2001 vest in five equal installments beginning on the date of grant and thereafter on each anniversary of the date of grant. Such February options expire on the earlier of February 26, 2011 or 90 days after Ms. Broadbent ceases to be employed by the Company.

          On January 15, 1999 and February 27, 2001, we granted options to David
     F. Pfeiffer, our Senior Vice President of Sales and Marketing, to purchase 25,000 and 80,000 shares of our common stock, respectively, at respective per share exercise prices of $10.063 and $5.1875. The options granted on January 15, 1999 vest in five equal annual installments beginning on the first anniversary of the date of grant and expire on the earlier of January 14, 2009 or 90 days after Mr. Pfeiffer ceases to be employed by the Company. Such January options will become immediately exercisable if the closing price of our common stock, as quoted on the Nasdaq National Market, exceeds a predetermined per share price for a certain number of consecutive days. The options granted on February 27, 2001 vest in five equal installments beginning on the date of grant and thereafter on each anniversary of the date of grant. Such February options expire on the earlier of February 26, 2011 or 90 days after Mr. Pfeiffer ceases to be employed by the Company.

          On January 15, 1999 and February 27, 2001, we granted options to Douglas C. Gehrig, our Vice President of Corporate Accounts, to purchase 25,000 and 50,000 shares of our common stock, respectively, at respective per share exercise prices of $10.063 and $5.1875. The options granted on January 15, 1999 vest in five equal annual installments beginning on the first anniversary of the date of grant and expire on the earlier of January 14, 2009 or 90 days after Mr. Gehrig ceases to be employed by the Company. Such January options will become immediately exercisable if the closing price of our common stock, as quoted on the Nasdaq National Market, exceeds a predetermined per share price for a certain number of consecutive days. The options granted on February 27, 2001 vest in five equal installments beginning on the date of grant and thereafter on each anniversary of the date of grant. Such February options expire on the earlier of February 26, 2011 or 90 days after Mr. Gehrig ceases to be employed by the Company.

          On October 12, 2000, we granted options to Michael Romanowicz, our Vice President of Professional Affairs and Managed Care, to purchase 9,000 shares of our common stock at an exercise price of $5.00 per share. The options vest in four equal annual installments beginning on the first anniversary of the date of grant and expire on the earlier of October 11, 2010 or 90 days after Mr. Romanowicz ceases to be employed by the Company.

          On October 12, 2000, we granted options to approximately 128 of our employees to purchase an aggregate of 228,750 shares of our common stock at an exercise price of $5.00 per share. Such options generally vest in two to four equal annual installments beginning on the first anniversary of the date of grant and expire on the earlier of October 11, 2010 or 90 days after employment with the Company terminates. As of December 31, 2002, 20,275 of such options had been exercised and 53,000 of such options had been canceled.

          In addition, on May 16, 1996, June 3, 1996 and January 15, 1999 we granted options to four employees to purchase an aggregate of 18,500 shares of common stock with exercise prices ranging from $2.00 to $10.063 per share. As of December 31, 2002, 10,500 of such options had been exercised.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     For transactions and information relating to certain registration rights and rights to participate in certain future offerings undertaken by us, held by Mr. Easton, who currently serves, and during 2002 served, as a member of our Compensation Committee, please see "EXECUTIVE COMPENSATION - Compensation Committee Interlocks and Insider Participation."

     James E. Daverman, a member of our board of directors, is a managing general partner of Marquette Venture Partners, a venture capital investment company which he founded in 1987. Additionally, Mr. Daverman is President of Marquette Management Partners, LLC, the general partner of Marquette Venture Partners, L.P. and a general partner of MG II, L.P., the general partner of Marquette Venture Partners II, L.P. and MVP II Affiliates Fund, L.P. Both Marquette Venture Partners II, L.P. and MVP II Affiliates Fund, L.P. are, as of March 15, 2003, holders of 925,946 and 1,006 shares, respectively, of our common stock. Such shares include those shares of our common stock which were previously issued by us upon conversion of our Series A preferred stock, Series B preferred stock and Series C preferred stock previously held by each entity. Such entities are entitled, therefore, to identical registration rights and rights to participate in future offerings undertaken by us as is Mr. Easton, with respect to such shares of our common stock.

     As of March 15, 2003: (i) Marquette Venture Partners II, L.P. and MVP II Affiliates Fund, L.P. held an aggregate of 10,000 shares of our Series D preferred stock which were convertible into an aggregate of 101,079 shares of our common stock as of such date; and (ii) OCM Principal Opportunities Fund, L.P., with which Mr. Kaplan, a member of our board of directors, is affiliated, held an aggregate of 177,000 shares of our Series D preferred stock which were convertible into 1,789,090 shares of our common stock. Such entities are entitled, therefore, to identical registration rights and rights to participate in future offerings undertaken by us as is Mr. Easton, with respect to such shares of Series D preferred stock.

                         1996 STOCK OPTION PLAN PROPOSAL

     The 1996 Stock Option Plan was adopted by the Board of Directors and approved by our stockholders on March 22, 1996 and March 29, 1996, respectively. Those eligible to receive stock option grants or stock purchase rights under the 1996 Stock Option Plan include our employees, directors and consultants. The 1996 Stock Option Plan was adopted to

          o attract and retain the best available personnel for positions of substantial responsibility;

          o provide additional incentives to employees, members of the Board of Directors and consultants of the Company and our subsidiaries; and

          o    promote the success of our business.

     Currently there are 2,500,000 shares of common stock reserved for issuance upon the exercise of options and/or stock purchase rights granted under the 1996 Stock Option Plan.

     The 1996 Stock Option Plan is administered by the Compensation Committee, which is comprised solely of outside directors. The Compensation Committee determines, among other things, the

          o    nature of the options to be granted;

          o    persons, or grantees, who are to receive options;

          o    number of shares to be subject to each option;

          o    exercise price of the options; and

          o    vesting schedule of the options.

     The 1996 Stock Option Plan provides for the granting of options intended to qualify as incentive stock options, or ISOs, as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, to our employees. The 1996 Stock Option Plan also provides for the granting of non statutory stock options, or NSOs to employees, non-employee directors and consultants who perform services for us or our subsidiaries. The exercise price of all ISOs granted under the 1996 Stock Option Plan may not be less than the fair market value of the shares at the time the option is granted. In addition, no ISO may be granted to an employee who owns more than 10% of the total combined voting power of all classes of our stock unless the exercise price as to that employee is at least 110% of the fair market value of the stock at the time of the grant. To the extent that options designated as ISOs become exercisable for the first time during any calendar year (under all plans of the Company and its subsidiaries) for common stock having a fair market value greater than $100,000 (determined for each share as of the date of grant of the options covering such share), the portion of such options which exceeds such amount shall be treated as NSOs. Options may be exercisable for a period of not more than ten years from the date of grant; provided, however, that the term of an ISO granted to an employee who owns more than 10% of the total combined voting power of all classes of our stock may not exceed five years. The exercise price of NSOs granted under the 1996 Stock Option Plan may not be less than 85% of the fair market value per share of the common stock on the date of grant. No NSOs may be granted to a person who owns more than 10% of the total combined voting power of all classes of our stock unless the exercise price to that person is at least
110% of the fair market value of the stock at the time of the grant. The exercise price must be paid in full at the time an option is exercised, and at the Compensation Committee's discretion, all or part of the exercise price may be paid with previously owned shares or other approved methods of payment. An option is exercisable as determined by the Compensation Committee. The 1996 Stock Option Plan will terminate on March 21, 2006.

     Subject to the terms as specified in any option agreement, the following time table applies with respect to exercising outstanding vested options if a grantee's employment or consulting relationship is terminated:

Reason for termination during term of
employment or consulting relationship            Latest exercise date
-------------------------------------            ---------------------
--------------------------------------------------------------------------------
Disability                          One year following termination by grantee
--------------------------------------------------------------------------------
Death                               One year following death by grantee's estate
--------------------------------------------------------------------------------
Any other reason                    90 days following termination by grantee
--------------------------------------------------------------------------------

     Options are not assignable or otherwise transferable except by will or the laws of descent and distribution and shall be exercisable during the grantee's lifetime only by the grantee.

     The 1996 Stock Option Plan also permits the awarding of stock purchase rights at not less than 50% of the fair market value of the shares as of the date offered. The 1996 Stock Option Plan requires the execution of a restricted stock purchase agreement in a form determined by the Compensation Committee. Once a stock purchase right is exercised, the purchaser will have the rights of a stockholder. The purchaser will be a stockholder when the purchase is entered on our records.

     The 1996 Stock Option Plan provides that in the event of a

o  reorganization;                            o  recapitalization;
o  stock split;                               o  stock dividend;
o  combination of or reclassification         o  or any other change in
   of shares;                                    the corporate  structure
                                                 or our shares,

the Board of Directors shall make adjustments with respect to the shares that may be issued under the 1996 Stock Option Plan or that are covered by outstanding options, or in the option price per share.

     The Board shall notify the grantee at least fifteen days prior to a dissolution or liquidation of the Company. The outstanding options, not previously exercised, will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company or the sale of all or substantially all of our assets (hereinafter referred to as a "merger"), the outstanding options will be assumed or an equivalent option will be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If such successor corporation does not agree to assume the outstanding options or to substitute equivalent options, the Board of Directors will, in lieu of such assumption or substitution, provide for the grantee to have the right to exercise all of his or her outstanding options. If the Board of Directors makes an option fully exercisable in lieu of assumption or substitution, in the event of a merger, the Board of Directors shall notify the grantee that the option will be fully exercisable for a period of fifteen days from the date of such notice, and the option will terminate upon the expiration of such period. The option will be considered assumed if, following the merger, the option confers the right to purchase, for each share of common stock subject to the option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of common stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares). If such consideration received in the merger was not solely common stock of the successor corporation or its parent, the Board of Directors may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of an option for each share of stock subject to the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of common stock in the merger or sale of assets.

     The Board may at any time amend, alter, suspend or discontinue the 1996 Stock Option Plan, but no such action will be made which would impair the rights of any grantee under any grant previously made, without such grantee's consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act of 1934, as amended, or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the National Association of Securities Dealers or an established stock exchange), we shall obtain stockholder approval of any 1996 Stock Option Plan amendment in such a manner and to such a degree as required. Any such amendment or termination of the 1996 Stock Option Plan is not permitted to affect options already granted and such options will remain in full force and effect as if the 1996 Stock Option Plan had not been amended or terminated, unless mutually agreed otherwise between each grantee and the Board of Directors, which agreement must be in writing and signed by the grantee and the Company.

FEDERAL INCOME TAX ASPECTS

     The following generally summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the 1996 Stock Option Plan. This summary is based on the tax laws in effect as of the date of this Proxy Statement. Changes to these laws could alter the tax consequences described below.

INCENTIVE STOCK OPTIONS

     A participant will not have income upon the grant of an ISO. Also, except as described below, a participant will not have income upon exercise of an ISO if the participant has been employed by us or any of our majority-owned corporate subsidiaries at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under "Non Statutory Stock Options." The exercise of an ISO may subject the participant to the alternative minimum tax.

     A participant will have income upon the sale of the stock acquired under an ISO at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

NON STATUTORY STOCK OPTIONS

     A participant will not have income upon the grant of a NSO. A participant will have compensation income upon the exercise of a NSO equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Restricted Stock

     A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

TAX CONSEQUENCES TO US

     There will be not tax consequences to us except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

PREVIOUSLY GRANTED OPTIONS UNDER THE 1996 STOCK OPTION PLAN

     Through March 31, 2003, we had granted options to purchase an aggregate of 2,589,116(1) shares of common stock under the 1996 Stock Option Plan at an average exercise price of $10.64 per share. As of March 31, 2003, 1,217,976 options to purchase shares were vested and 20,775 options to purchase shares had been exercised under the 1996 Stock Option Plan. The following table sets forth the options granted under the 1996 Stock Option Plan to (i) the Named Executives; (ii) all current executive officers as a group; (iii) all current Directors who are not executive officers as a group; (iv) each nominee for election as a Director; (v) each associate of any of such Directors, executive officers or nominees; (vi) each person who has received or is to receive 5% of such options or rights; and (vii) all employees, including all current officers who are not executive officers, as a group:

                                                      Options Granted
                                                          through           Weighted Average
                      Name                           March 31, 2003(2)       Exercise Price        Expiration Date
---------------------------------------------        ------------------     -----------------      ----------------

Brian M. Gallagher, Ph.D., President, Chief
   Executive Officer and Chairman of the
   Board.....................................             295,000                $10.96            2/2007 - 1/2012

Robert A. Ashley, Senior Vice President,
   Commercial Development....................             154,000                $10.82            2/2007 - 1/2013

Nancy C. Broadbent, Chief Financial Officer,
   Treasurer and Secretary...................             129,000                $10.03            2/2007 - 1/2013

David F. Pfeiffer, Senior Vice President,
   Sales and Marketing.......................             194,000                $11.48            7/2007 - 1/2013

Douglas C. Gehrig, Vice President, Corporate
   Accounts..................................             169,000                $11.34            7/2007 - 1/2013

Michael Romanowicz, D.M.D., R.Ph., Vice
   President of Professional Affairs and
   Managed Care .............................              84,000                $10.58           11/2009 - 1/2013

Peter R. Barnett, D.M.D......................              10,356                 $6.60                 7/2012

Robert C. Black..............................              10,356                 $6.60                 7/2012

James E. Daverman............................              10,356                 $6.60                 7/2012

Robert J. Easton.............................              10,356                 $6.60                 7/2012

W. James O'Shea..............................              10,356                 $6.60                 7/2012

Stephen A. Kaplan............................              10,356                 $6.60                 7/2012

All current executive officers as a group
   (4 persons)(3)............................             772,000                $10.91            2/2007 - 1/2013

All current Directors who are not executive
   officers as a group (6 persons)...........              62,136                 $6.60                 7/2012

All employees, including all current
   officers who are not executive officers,
   as a group (148 persons)(3)(4)............           1,754,980                $10.67           11/2006 - 3/2013

         As of March 31, 2003, the market value of the common stock underlying the 1996 Stock Option Plan was $8.55 per share.

-----------


(1) Of the 2,589,116 options granted as of March 31, 2003, 292,625 of such options have been canceled and may be reissued by us.

(2) Options are granted under the 1996 Stock Option Plan pursuant to various vesting schedules. In general, such options vest over two to five year periods.

(3)  All  152  of  our  current   employees  and  consultants  are  eligible  to
     participate in the 1996 Stock Option Plan.

(4) Includes 3 consultants who were granted options to purchase an aggregate of 60,000 shares of common stock at an exercise price of $12.19 per share with an expiration date of February 2009.

     Each of the following individuals prior to the proposed increase in shares of common stock available under the 1996 Stock Option Plan, holds more than five-percent (5%) of the total options issuable under the 1996 Stock Option
Plan: Brian M. Gallagher, Ph.D. 11.8%; Robert A. Ashley 6.2%; Nancy C. Broadbent 5.2%; David F. Pfeiffer 7.8%; and Douglas C. Gehrig 6.8%. Subsequent to the adoption of the proposed amendment to the 1996 Stock Option Plan, as further discussed below, each of the following individuals will hold more than five-percent of the total options issuable under the 1996 Stock Option Plan:
Brian M. Gallagher, Ph.D. 9.8%; Robert A. Ashley 5.1%; David F. Pfeiffer 6.5%; and Douglas C. Gehrig 5.6%.

PROPOSED AMENDMENT

     Stockholders are being asked to consider and vote upon a proposed amendment to the 1996 Stock Option Plan to increase the maximum aggregate number of shares of common stock available for issuance under the 1996 Stock Option Plan from 2,500,000 to 3,000,000 shares and to reserve an additional 500,000 shares of our common stock for issuance in connection with such increase for awards to be granted under the 1996 Stock Option Plan.

     The Board of Directors believes that the Amendment provides an important inducement to recruit and retain the best available personnel. The Board of Directors believes that providing employees with an opportunity to invest in the Company rewards them appropriately for their efforts on behalf of the Company.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Our Board of Directors intends, subject to stockholder approval, to retain KPMG LLP as our independent auditors for the year ending December 31, 2003. KPMG LLP also served as our independent auditors for 2002.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2003.

     Representatives of KPMG LLP are expected to attend the Annual Meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

                             STOCKHOLDERS' PROPOSALS

     Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2004 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended, must submit the proposal to us at our offices at 41 University Drive, Newtown, Pennsylvania 18940, attention Nancy C. Broadbent, not later than December 20, 2003.

     Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, are required to provide advanced notice of such proposal to us at the aforementioned address not later than February 25, 2004.

         If we do not receive notice of a stockholder proposal within this timeframe, our management will use their discretionary authority to vote the shares they represent, as our Board of Directors may recommend. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these other applicable requirements.

                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

     Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our Proxy Statement or Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write to us at 41 University Drive, Newtown, Pennsylvania 18940, or call us at (215) 579-7388. If you want to receive separate copies of the Annual Report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

                                  OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should properly come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                     GENERAL

     The accompanying proxy is solicited by and on behalf of our Board of Directors, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by us.

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and other employees of the Company who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

     Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

     WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002, INCLUDING CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULE THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON APRIL 14, 2003, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO MS. NANCY C. BROADBENT, SECRETARY, COLLAGENEX
PHARMACEUTICALS, INC., 41 UNIVERSITY DRIVE, NEWTOWN, PENNSYLVANIA 18940. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.


                                             By Order of the Board of Directors

                                             /s/ Nancy C. Broadbent

                                             Nancy C. Broadbent
                                             Secretary
Newtown, Pennsylvania
April 23, 2003

                                 PREFERRED STOCK
                        COLLAGENEX PHARMACEUTICALS, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby constitutes and appoints Brian M. Gallagher, Ph.D. and Nancy C. Broadbent, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of CollaGenex Pharmaceuticals, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Philadelphia Airport Marriott Hotel, One Arrivals Road, Philadelphia, Pennsylvania at 8:30 A.M., local time, on Tuesday, May 20, 2003, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3.

                  (continued and to be signed on reverse side)

                        ANNUAL MEETING OF STOCKHOLDERS OF

                        COLLAGENEX PHARMACEUTICALS, INC.

                                 PREFERRED STOCK

                                  MAY 20, 2003

           Please date, sign and mail your proxy card in the envelope provided as soon as possible.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. [X]

1. ELECTION OF DIRECTOR
                                                              Nominee:
         [_]      FOR                                         Stephen A. Kaplan

         [_]      WITHHOLD AUTHORITY

2. APPROVAL OF PROPOSAL TO AMEND THE COMPANY'S 1996 STOCK                                  FOR           AGAINST      ABSTAIN
   OPTION PLAN TO INCREASE THE MAXIMUM AGGREGATE NUMBER                                    [  ]          [  ]         [  ]
   OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE
   THEREUNDER FROM 2,500,000 SHARES TO 3,000,000 SHARES AND
   TO RESERVE AN ADDITIONAL 500,000 SHARES OF COMMON STOCK
   OF THE COMPANY FOR ISSUANCE IN CONNECTION WITH SUCH INCREASE
   FOR AWARDS TO BE GRANTED UNDER THE 1996 STOCK OPTION PLAN.

3. APPROVAL OF PROPOSAL TO RATIFY THE APPOINTMENT OF                                       FOR           AGAINST      ABSTAIN
   KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY                                     [  ]          [  ]         [  ]
   FOR THE YEAR ENDING DECEMBER 31, 2003.

4. In his or her discretion, the proxy is authorized to vote upon other matters as may     FOR           AGAINST      ABSTAIN
   properly come before the Meeting.                                                       [  ]          [  ]         [  ]


                                                      Please check the box if you are
                                                      planning to attend the Meeting in person. [  ]

To  change  the  address  on your  account,  please  check  the box at right and indicate your new address in the address  space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method. [  ]

Signature of Preferred Stockholder                 Date:            Signature of Preferred Stockholder                  Date:
                                  ---------------        ----------                                   -----------------      ------
                                                                                                      IF HELD JOINTLY

Note:Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                  COMMON STOCK
                        COLLAGENEX PHARMACEUTICALS, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby constitutes and appoints Brian M. Gallagher, Ph.D. and Nancy C. Broadbent, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of CollaGenex Pharmaceuticals, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Philadelphia Airport Marriott Hotel, One Arrivals Road, Philadelphia, Pennsylvania at 8:30 A.M., local time, on Tuesday, May 20, 2003, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3.

                  (continued and to be signed on reverse side)

                        ANNUAL MEETING OF STOCKHOLDERS OF

                        COLLAGENEX PHARMACEUTICALS, INC.

                                  COMMON STOCK

                                  MAY 20, 2003

           Please date, sign and mail your proxy card in the envelope provided as soon as possible.

                Please detach and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. |X|

1.       ELECTION OF DIRECTORS                                                    Nominees:
         [_]      For All Nominees                                        [_]     Brian M. Gallagher, Ph.D.  [_]  James E. Daverman
         [_]      Withhold Authority for All Nominees                     [_]     Peter R. Barnett, D.M.D.   [_]  Robert J. Easton
         [_]      For All Except (See instructions below)                 [_]     Robert C. Black            [_]   W. James O'Shea


Instruction:  To withhold  authority to vote for any individual  nominee(s) mark
"FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [X]

2.       APPROVAL OF PROPOSAL TO AMEND THE COMPANY'S 1996 STOCK                               FOR           AGAINST         ABSTAIN
         OPTION PLAN TO INCREASE THE MAXIMUM AGGREGATE NUMBER                                 [  ]          [  ]            [  ]
         OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE
         THEREUNDER FROM 2,500,000 SHARES TO 3,000,000 SHARES AND
         TO RESERVE AN ADDITIONAL 500,000 SHARES OF COMMON STOCK
         OF THE COMPANY FOR ISSUANCE IN CONNECTION WITH SUCH INCREASE
         FOR AWARDS TO BE GRANTED UNDER THE 1996 STOCK OPTION PLAN.

3.       APPROVAL OF PROPOSAL TO RATIFY THE APPOINTMENT OF                                    FOR           AGAINST         ABSTAIN
         KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY                                  [  ]          [  ]            [  ]
         FOR THE YEAR ENDING DECEMBER 31, 2003.

4.       In his or her discretion, the proxy is authorized to vote upon other matters as may  FOR           AGAINST         ABSTAIN
         properly come before the Meeting.                                                    [  ]          [  ]            [  ]

                                                      Please check the box if you are
                                                      planning to attend the Meeting in person.  [  ]

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
[  ]

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY,  USING THE ENCLOSED
ENVELOPE.


Signature of Common Stockholder                      Date:            Signature of Common Stockholder                 Date:
                               --------------------       ------------                               -----------------     --------
                                                                                                     IF HELD JOINTLY

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                                                      APPENDIX A

                        COLLAGENEX PHARMACEUTICALS, INC.

                                 1996 STOCK PLAN



          1.  Purposes  of the Plan.  The  purposes  of this  Stock  Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, non-Employee members of the Board and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

          2. Certain Definitions. As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

          (b) "Board" means the Board of Directors of the Company.

          (c) "Code" means the Internal Revenue Code of 1986, as amended.

          (d) "Committee" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

          (e) "Common Stock" means the Common Stock of the Company.

          (f) "Company" means CollaGenex Pharmaceuticals, Inc., a Delaware corporation.

          (g) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

          (h) "Continuous Status as an Employee" means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

          (i) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (k) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange for the last market trading day prior to the time of determination as reported in the Wall Street Journal or such other source as the Administrator deems reliable or;

          (ii) If the Common Stock is quoted on Nasdaq (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock or;

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (l) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (m) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (n) "Option" means a stock option granted pursuant to the Plan.

          (o) "Optioned Stock" means the Common Stock subject to an Option.

          (p) "Optionee" means an Employee or Consultant who receives an Option.

          (q) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (r) "Plan" means this 1996 Stock Plan.

          (s) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of stock purchase rights under Section 11 below.

          (t) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

          (u) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

          3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 2,500,000 shares of Common Stock, such number of shares determined on a post-reverse stock split recapitalization basis, such recapitalization to be completed upon consummation of the Company's proposed initial public offering of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock.

          If an option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4. Administration of the Plan.

          (a) Procedure.

          (i) Administration With Respect to Directors and officers. With respect to grants of Options or stock purchase rights to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

          (ii) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

          (iii) Administration With Respect to Consultants and Other Employees. With respect to grants of Options or stock purchase rights to Employees who are neither directors nor officers of the Company or to Consultants, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3, or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of Delaware corporate law and applicable securities laws and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

          (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

          (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

          (ii) to select the officers, Consultants and Employees to whom Options and stock purchase rights may from time to time be granted hereunder;

          (iii) to determine whether and to what extent Options and stock purchase rights or any combination thereof, are granted hereunder;

          (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

          (v) to approve forms of agreement for use under the Plan;

          (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation or waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

          (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

          (viii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

          (ix) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

          (x) to determine the terms and restrictions applicable to stock purchase rights and the Restricted Stock purchased by exercising such stock purchase rights.

          (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

          5. Eligibility.

          (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

          (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

          (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

          6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

          7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

          8. Option Exercise Price and Consideration.

          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

          (i) In the case of an Incentive Stock Option

               (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

               (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (ii) In the case of a Nonstatutory Stock Option

               (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

               (B) granted to any person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash,
     (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

          9. Exercise of Option.

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

     An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Employment. In the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee with the Company (as the case may be), such Optionee may, but only within ninety
     (90) days (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding ninety (90) days) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (e) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

          10. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

          11. Stock Purchase Rights.

          (a) Rights to Purchase. Stock purchase rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer stock purchase rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which price shall not be less than 50% of the Fair Market Value of the Shares as of the date of the offer), and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the stock purchase right. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

          (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Committee may determine.

          (c) Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

          (d) Rights as a Shareholder. Once the stock purchase right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock purchase right is exercised, except as provided in Section 13 of the Plan.

          12. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option or stock purchase right, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, or the Shares to be issued in connection with the stock purchase right, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

          All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a) the election must be made on or prior to the applicable Tax Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option or Right as to which the election is made;

          (c) all elections shall be subject to the consent or disapproval of the Administrator;

          (d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or stock purchase right is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

          13. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets (hereinafter, a "merger"), the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger, the Option or right confers the right to purchase, for each Share of stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

          14. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

          15. Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

          16. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          18. Agreements. Options and stock purchase rights shall be evidenced by written agreements in such form as the Board shall approve from time to time.

          19. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

          20. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.